J.P. MORGAN TAX AWARE FUNDS

JPMorgan Tax Aware Equity Fund

(the “Fund”)

(a series of JPMorgan Trust I)

(All Share Classes)

Supplement dated November 2, 2020

to the Prospectuses dated March 1, 2020, as supplemented

Effective immediately, the “Investing with J.P. Morgan Funds — Portfolio Holdings Disclosure” section of the Prospectuses will be deleted and replaced with the following:

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 3 calendar days after the end of each month for the Tax Aware Real Return Fund and no sooner than 15 calendar days after the end of each month for the Tax Aware Equity Fund, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, each Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, a Fund may post portfolio holdings on the J.P. Morgan Funds website on a more timely basis.

Each of the Funds may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days for the Tax Aware Real Return Fund and 5 calendar days for the Tax Aware Equity Fund, after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance may also be posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 5 calendar days for the Tax Aware Equity Fund, after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of each Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-TAE-PHD-1120